THIRD MODIFICATION OF SECOND AMENDED
                   AND RESTATED LOAN AGREEMENT



    THIS THIRD MODIFICATION OF SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is entered into as of the 30th day of May, 1997, by and between AMRESCO, INC., a Delaware corporation ("AMRESCO"), and the other entities designated as "Borrowers" in Exhibit A attached hereto (collectively, "Borrowers"), NationsBank of Texas, N.A., a national banking association, as agent ("Agent") for itself and the other Lenders (as defined in the Loan Agreement (defined below)), and the other Lenders.


                       W I T N E S S E T H:

    WHEREAS, reference is made to the credit facilities in the maximum principal amount of $350,000,000, governed by that certain Second Amended and Restated Loan Agreement (as amended from time to time, the "Loan Agreement") dated February 7, 1997, executed by and among certain Lenders (the "Lenders"), Agent and Borrowers (each term used herein but not otherwise defined herein shall be defined as set forth in the Loan Agreement); and

    WHEREAS, Borrowers and certain Lenders have requested that certain changes be made to the Loan Agreement, including without limitation, (a) the addition of several entities as lenders thereunder, and (b) the modification of certain definitions and other provisions set forth therein; and

    WHEREAS, Agent and the other Lenders have agreed to the above requests, subject to the terms and conditions contained herein.

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Agent, the Lenders and Borrowers hereby agree as follows:

    1. Definitions. Section 1.1 of the Loan Agreement is hereby amended as follows:

         (a) The following definitions are amended and restated in their entirety to read as follows:

         Eligible Assignee means (a) a Lender; (b) an Affiliate of a Lender; and (c) any other Person approved by the Agent (such approval not to be unreasonably withheld or delayed) and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.10, AMRESCO, such approval not to be unreasonably withheld or delayed by AMRESCO; provided, however, that none of the Borrowers nor any Affiliate of any of the Borrowers shall qualify as an Eligible Assignee.

    Term Facility Termination Date means May 31, 2001.

         (b) In connection with the Term Facility, the definition of "Borrowers" shall be, and is hereby, modified to exclude AMRESCO Canada, Inc., AMRESCO Equities Canada, Inc., AMRESCO Jersey Ventures Limited, AMRESCO Retail Ventures II Limited, AMRESCO Services Canada, Inc., AMRESCO UK Holdings Limited, AMRESCO UK Limited, AMRESCO UK Ventures Limited, Old Midland House Limited and any future foreign subsidiaries of AMRESCO (collectively the "Foreign Entities"), and none of the Foreign Entities shall be a "Maker" as such term is defined in each Term Note. However, each Foreign Entity agrees to jointly and severally guarantee the payment in full of all amounts outstanding under the Term Notes (in the Dollar Equivalent of such amounts). Lenders, Borrowers and the Foreign Entities understand and agree that wherever the term "Borrowers" is used in the Loan Documents, such term shall also refer to the Foreign Entities in their capacity as guarantors of the Term Facility.

    2. Remedies. The first paragraph of Section 9.2 of the Loan Agreement shall be amended and restated in its entirety as follows:

         Section 9.2. Remedies. Upon the occurrence of an Event of Default, Agent may, and at the direction and election of the Required Lenders shall, acting by or through any of its agents, trustees or other Persons, without notice (unless expressly provided for herein), demand or presentment (including, without limitation, notice of default, notice of intent to accelerate or of acceleration) all of which are hereby waived, and in addition to any other provision of this Agreement or any other Loan Document, exercise any or all of the following rights, remedies and recourses:

    3.   Assignments and Participations.  Section 11.10 of the
Loan Agreement shall be amended such that subsection (g) is deleted in its entirety, and the parenthetical referencing such subparagraph in subsection (d) is deleted.

    4. Taxes. Subsection (a) of Section 11.20 shall be amended and restated in its entirety as follows:

              (a) (x) two duly completed and signed copies of either Internal Revenue Service Form 1001 (relating to such Non-U.S. Lender and entitling it to a complete exemption from withholding of U.S. Taxes on all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Loan Documents) or Form 4224 (relating to all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Loan Documents), or successor and related applicable forms, as the case may be, or (y) two duly completed and signed copies of Internal Revenue Service Form W-8 or W-9, or successor and related applicable forms, as the case may be; ;or

    5. Amended Schedule I. Schedule I of the Loan Agreement shall be, and is hereby, amended and restated in its entirety as set forth on Exhibit A attached hereto and incorporated herein by reference for all purposes.

    6. Amended Schedule II. Schedule II of the Loan Agreement shall be, and is hereby, amended and restated in its entirety as set forth on Exhibit B attached hereto and incorporated herein by reference for all purposes. The changes made pursuant to this paragraph 6 shall be effective as of the date of the first Advance under the Term Facility.

    7. Amended Exhibit A-1. Exhibit A-1 of the Loan Agreement shall be, and is hereby, amended and restated in its entirety as set forth on Exhibit C attached hereto and incorporated herein by reference for all purposes.

    8. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Loan Agreement and as used in the Loan Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Agreement and any and all documents executed in connection herewith.

    9. Conditions Precedent to this Agreement. As conditions precedent to this Agreement and the modifications to the Loan
Agreement pursuant hereto, all of the following shall have been satisfied:

    (a) Borrowers shall have executed and delivered to Agent (i) this Agreement and (ii) each new Note required to be executed pursuant to the Loan Agreement payable to each new Lender under the Credit Facilities; and

    (b) Borrowers shall have delivered to Agent all resolutions, powers of attorney, certificates or documents as Agent may request relating to (i) the existence of Borrowers, and (ii) the corporate and partnership authority for the execution and validity of this Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Agent.

    10. Reaffirmation of Debt. Borrowers hereby agree and acknowledge that they are well and truly indebted to Lenders pursuant to the terms of the Notes and the other Loan Documents, as modified hereby.

    11. Ratification. Except as otherwise expressly modified by this Agreement, all terms and provisions of the Loan Agreement, the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

    12. Default. Except as otherwise expressly modified by this Agreement, no Event of Default has occurred and is continuing under any of the Loan Documents.

    13. Payment of Expenses. Borrowers agree to provide to Lenders, upon demand, the reasonable attorneys' fees and expenses of Agent's counsel, filing and recording fees and other reasonable expenses incurred by Agent in connection with this Agreement.

    14. Further Assurances. Borrowers shall execute and deliver to Agent such other documents as may be necessary or as may be required, in the opinion of counsel to Agent, to effect the transactions contemplated hereby and to protect the liens and security interests.

    15. Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the parties' respective heirs, representatives, successors and assigns.

    16. Enforceability. In the event the enforceability or validity of any portion of this Agreement, the Loan Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

    17. Counterparts. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

    18.  Choice of Law.  THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS
PREEMPT THE LAWS OF THE STATE OF TEXAS.

    19. Entire Agreement. This Agreement, the Loan Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

    THIS AGREEMENT AND THE OTHER WRITTEN INSTRUMENTS, AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND THE LOAN AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
    IN WITNESS WHEREOF, this Agreement is executed effective as of the date first written above.


                        BORROWERS:

                        AMRESCO, INC., a Delaware corporation


                        By:_____________________________________
                             Thomas J. Andrus,
                             Treasurer


                         AFC EQUITIES, INC.
                         AMRESCO ATLANTA INDUSTRIAL, INC.
                         AMRESCO BUILDERS GROUP, INC.
                             AMRESCO CANADA, INC.
                             AMRESCO CAPITAL CORPORATION
                         AMRESCO CAPITAL LIMITED, INC.
                         AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
                              MORTGAGE CAPITAL, INC.
                             AMRESCO EQUITIES CANADA INC.
                         AMRESCO FINANCIAL I, INC.
                         AMRESCO FINANCIAL I, L.P.
                        AMRESCO FUNDING CORPORATION
                             AMRESCO INSTITUTIONAL, INC.
                         AMRESCO INVESTMENTS, INC.
                         AMRESCO JERSEY VENTURES LIMITED
                         AMRESCO MANAGEMENT, INC.
                         AMRESCO NEW ENGLAND, L.P.
                         AMRESCO NEW ENGLAND II, L.P.
                         AMRESCO NEW ENGLAND, INC.
                         AMRESCO NEW ENGLAND II, INC.
                         AMRESCO NEW HAMPSHIRE, INC.
                         AMRESCO NEW HAMPSHIRE, L.P.
                         AMRESCO OVERSEAS, INC. f/k/a AMRESCO
                             SERVICES, INC.
                         AMRESCO PORTFOLIO INVESTMENTS, INC.
                         AMRESCO PRINCIPAL MANAGERS I, INC.
                         AMRESCO PRINCIPAL MANAGERS II, INC.
                         AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                         AMRESCO RESIDENTIAL CONDUIT, INC.
                         AMRESCO RESIDENTIAL CREDIT CORPORATION
                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                         AMRESCO RHODE ISLAND, INC.
                         AMRESCO SERVICES CANADA INC.
                         AMRESCO UK HOLDINGS LIMITED
                         AMRESCO UK LIMITED
                         AMRESCO UK VENTURES LIMITED
                         AMRESCO VENTURES, INC. f/k/a AMRESCO
                             GENERAL PARTNERS, INC.
                         AMRESCO 1994-N2, INC.
                         ASSET MANAGEMENT RESOLUTION COMPANY
                         BEI 1992 - N1, INC.
                         BEI 1993 - N3, INC.
                         BEI 1994 - N1, INC.
                         BEI MULTI-POOL, INC.
                         BEI PORTFOLIO INVESTMENTS, INC.
                         BEI PORTFOLIO MANAGERS, INC.
                         BEI REAL ESTATE SERVICES, INC.
                         BEI SANJAC, INC.
                         CLC LEASING, INC.
                         COMMONWEALTH TRUST DEED SERVICES, INC.
                         COMMERCIAL LENDING CORPORATION
                         ENT MIDWEST, INC.
                         ENT NEW JERSEY, INC.
                         ENT SOUTHERN CALIFORNIA, INC.
                         EXPRESS FUNDING, INC.
                         GRANITE EQUITIES, INC.
                         HOLLIDAY FENOGLIO, INC.
                         LIFETIME HOMES, INC., f/k/a LIFETIME
                         HOMES OF NEW JERSEY, INC.
                         OAK CLIFF FINANCIAL, INC.
                         OLD MIDLAND HOUSE LIMITED
                         PRESTON HOLLOW ASSET HOLDINGS, INC.
                         QUALITY FUNDING, INC.
                         QUALITY TRUSTEE SERVICES, INC.
                         SAVE-MORE INSURANCE SERVICES, INC.
                         WHITEROCK INVESTMENTS, INC.

                         By: AMRESCO, INC., a Delaware
                               corporation, as attorney-in-fact


                             By:________________________________
                                  Thomas J. Andrus, as
                                  Treasurer
                                  AGENT:

                        NATIONSBANK OF TEXAS, N.A.,
                        a national banking association, as
                        Agent for Lenders


                        By:_____________________________________
                             Brian K. Schneider,
                             Vice President



                        REVOLVING LENDERS:

                        NATIONSBANK OF TEXAS, N.A., a
                        national banking association


                         By:_________________________________
                              Brian K. Schneider,
                              Vice President


                         BANK ONE, TEXAS, NA,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         WELLS FARGO BANK (TEXAS), N.A.,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         COMERICA BANK - TEXAS,
                         a state banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         BANK UNITED,
                         a federal savings bank


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         THE BANK OF NEW YORK,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         THE NIPPON CREDIT BANK, LTD.


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         FLEET BANK, N.A.,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         THE SUMITOMO BANK, LTD.


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________

                         By:________________________________
                         Name:______________________________
                         Title:_____________________________

                         PNC BANK, KENTUCKY, INC.


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________
                         IMPERIAL BANK


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         TERM LENDERS:

                         NATIONSBANK OF TEXAS, N.A., a
                         national banking association


                         By:____________________________________
                              Brian K. Schneider,
                              Vice President

                         ALLSTATE INSURANCE COMPANY


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         INDOSUEZ CAPITAL FUNDING II, LIMITED

                         By:  Indosuez Capital Luxembourg, SA, as
                              Collateral Manager


                              By:___________________________
                              Name:_________________________
                              Title:________________________

                         INDOSUEZ CAPITAL FUNDING III, LIMITED

                         By:  Indosuez Capital Luxembourg, SA, as
                              Collateral Manager


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                         KZH HOLDING CORPORATION


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________

                            EXHIBIT A

                            SCHEDULE I

                      LENDERS AND BORROWERS

I.  LENDERS, AGENT AND ARRANGER

    A.   AGENT:

         NationsBank of Texas, N.A.
         Commercial Banking Division
         901 Main Street, 7th Floor
         Dallas, Texas  75202
         Attn:  Brian Schneider
         Fax No.:  (214) 508-0388

    B.   ARRANGER:

         NationsBanc Capital Markets, Inc.
         901 Main Street, 66th Floor
         Dallas, Texas  75202
         Attn:  Joseph Siegel, Jr.
         Fax No.:  (214) 508-2881

    C.   REVOLVING LENDERS:

          NationsBank of Texas, N.A.
          901 Main Street, 7th Floor
          Dallas, Texas  75202
          Attn:  Brian Schneider
          Tel:  (214) 508-0365
          Fax:  (214) 508-3138

          Bank One, Texas, NA
          1717 Main Street, 4th Floor
          Dallas, Texas  75201
          Attn:  Kathleen C. Stewart
          Tel:  (214) 290-2709
          Fax:  (214) 290-2275

          with a copy of all notices to:
          Bank One, Texas, NA
          1717 Main Street, 4th Floor
          Dallas, Texas  75201
          Attn:  Kristin Blanchard
          Tel:  (214) 290-3028
          Fax:  (214) 290-2275

          Wells Fargo Bank (Texas), N.A.
          1445 Ross Avenue, 3rd Floor
          Dallas, Texas  75202
          Attn:  Craig T. Scheef
          Tel:  (214) 740-1548
          Fax:  (214) 740-1519


          Comerica Bank - Texas
          8828 Stemmons, Suite 441
          Dallas, Texas  75247
          Attn:  David Terry
          Tel:  (972) 841-4419
          Fax:  (972) 263-9837


          Bank United of Texas
          101 Ygnacio Valley Road
          Walnut Creek, CA  94596
          Attn:  Michael D. McAuley
          Tel:  (510) 210-8060
          Fax:  (510) 210-8065

          The Bank of New York
          One Wall Street, 17th Floor
          New York, New York  10286
          Attn:  Robert A. Tweed
          Tel:  (212) 635-6465
          Fax:  (212) 635-6468

          The Nippon Credit Bank, Ltd.
          New York Branch
          245 Park Avenue
          New York, New York 10167
          Attn:  Peter Amari
          Tel:  (212) 984-1319
          Fax:  (212) 490-3895

         Fleet Bank, N.A.
         592 5th Avenue
         New York, New York  10036
         Attn:  Robert Pierson

         The Sumitomo Bank, Limited
         1601 Elm Street, Suite 4250
         Dallas, Texas 75201
         Attn:  Michael R. Pavell

         PNC Bank, Kentucky, Inc.
         500 West Jefferson, Suite 1200
         Louisville, KY  40202
         Attn:  Janice Wallace

         Imperial Bank
         9920 S. LaCienega Blvd.
         Englewood, CA  90301
         Attn:  Rya Vadalma


    D.    TERM LENDERS:

          NationsBank of Texas, N.A.
          901 Main Street, 7th Floor
          Dallas, Texas  75202
          Attn:  Brian Schneider
          Tel:  (214) 508-0365
          Fax:  (214) 508-3138

          Allstate Insurance Companies
          3075 Sanders Road, Suite G3A
          Northbrook, IL  60062-7127
          Attn:  Jerry Zinkula

          Indosuez Capital Funding II, Limited
          c/o Indosuez Capital
          1211 Avenue of the Americas
          New York, New York 10036-8701

          Indosuez Capital Funding III, Limited
          c/o Indosuez Capital
          1211 Avenue of the Americas
          New York, New York 10036-8701

          KZH Holding Corporation
          c/o The Chase Manhatten Bank
          450 W. 33rd Street, 15th Floor
          New York, New York 10001






                    Revolving       Revolving     Participation
                      Loan            Loan          Fee Amount
                   Commitment       Percentage
                      Amount

Revolving
Lenders:

NationsBank         $50,000,000      17.24138%     $100,000
Bank One            $45,000,000      15.51724%      $90,000
Wells Fargo         $25,000,000       8.62069%      $31,250
Comerica            $20,000,000       6.89655%      $15,000
Bank United         $30,000,000      10.34483%      $37,500
Bank of New York    $30,000,000      10.34483%      $37,500
Nippon Credit Bank  $15,000,000       5.17241%      $11,250
Sumitomo            $25,000,000       8.62069%      $62,500
Fleet               $25,000,000       8.62069%      $62,500
PNC                 $15,000,000       5.17241%      $22,500
Imperial            $10,000,000       3.44828%      $15,000

  Total            $290,000,000           100%     $485,000


                    Term Loan       Term Loan     Participation
                    Commitment     Percentage       Fee Amount
                     Amount

Term
Lenders:

Allstate         $10,000,000        16.66667%        $25,000
KZH              $15,000,000        25.00000%        $37,500
NationsBank      $20,000,000        33.33333%        $50,000
Indosuez         $15,000,000        25.00000%        $37,500

  Total          $60,000,000             100%       $150,000


II. BORROWERS

    AFC EQUITIES, INC.
    AMRESCO ATLANTA INDUSTRIAL, INC.
    AMRESCO BUILDERS GROUP, INC.
    AMRESCO CANADA, INC.
    AMRESCO CAPITAL CORPORATION
    AMRESCO CAPITAL LIMITED, INC.
    AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
         MORTGAGE CAPITAL, INC.
    AMRESCO EQUITIES CANADA INC.
    AMRESCO FINANCIAL I, INC.
    AMRESCO FINANCIAL I, L.P.
    AMRESCO FUNDING CORPORATION
    AMRESCO INSTITUTIONAL, INC.
    AMRESCO INVESTMENTS, INC.
    AMRESCO JERSEY VENTURES LIMITED
    AMRESCO MANAGEMENT, INC.
    AMRESCO NEW ENGLAND, L.P.
    AMRESCO NEW ENGLAND II, L.P.
    AMRESCO NEW ENGLAND, INC.
    AMRESCO NEW ENGLAND II, INC.
    AMRESCO NEW HAMPSHIRE, INC.
    AMRESCO NEW HAMPSHIRE, L.P.
    AMRESCO OVERSEAS, INC. f/k/a AMRESCO
         SERVICES, INC.
    AMRESCO PORTFOLIO INVESTMENTS, INC.
    AMRESCO PRINCIPAL MANAGERS I, INC.
    AMRESCO PRINCIPAL MANAGERS II, INC.
    AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
    AMRESCO RESIDENTIAL CONDUIT, INC.
    AMRESCO RESIDENTIAL CREDIT CORPORATION
    AMRESCO RESIDENTIAL MORTGAGE CORPORATION
    AMRESCO RHODE ISLAND, INC.
    AMRESCO SERVICES CANADA INC.
    AMRESCO UK HOLDINGS LIMITED
    AMRESCO UK LIMITED
    AMRESCO UK VENTURES LIMITED
    AMRESCO VENTURES, INC. f/k/a AMRESCO GENERAL
         PARTNERS, INC.
    AMRESCO 1994-N2, INC.
    ASSET MANAGEMENT RESOLUTION COMPANY
    BEI 1992 - N1, INC.
    BEI 1993 - N3, INC.
    BEI 1994 - N1, INC.
    BEI MULTI-POOL, INC.
    BEI PORTFOLIO INVESTMENTS, INC.
    BEI PORTFOLIO MANAGERS, INC.
    BEI REAL ESTATE SERVICES, INC.
    BEI SANJAC, INC.
    CLC LEASING, INC.
    COMMONWEALTH TRUST DEED SERVICES, INC.
    COMMERCIAL LENDING CORPORATION
    ENT MIDWEST, INC.
    ENT NEW JERSEY, INC.
    ENT SOUTHERN CALIFORNIA, INC.
    EXPRESS FUNDING, INC.
    GRANITE EQUITIES, INC.
    HOLLIDAY FENOGLIO, INC.
    LIFETIME HOMES, INC., f/k/a LIFETIME HOMES OF
         NEW JERSEY, INC.
    OAK CLIFF FINANCIAL, INC.
    OLD MIDLAND HOUSE LIMITED
    PRESTON HOLLOW ASSET HOLDINGS, INC.
    QUALITY FNDING, INC.
    QUALITY TRUSTEE SERVICES, INC.
    SAVE-MORE INSURANCE SERVICES, INC.
    WHITEROCK INVESTMENTS, INC.

    c/o AMRESCO, INC.
    700 N. Pearl Street
    Suite 2400, LB 342
    Dallas, Texas  75201-7424
    Attn:  Treasurer
    Fax No.:  (214) 953-7757

                                 Exhibit B

                                SCHEDULE II



                  COMMITMENT FEE PERCENTAGE; LIBOR MARGIN

                                    Qualified    Applicable     Commitment
Senior Consolidated Funded Debt/    Investment     LIBOR            Fee
     Adjusted EBITDA                  Rating       Margin       Percentages

Greater than 2.25 to 1.0           BB+/Ba1, or   (a) 175.0 b.p.    37.5 b.p.
                                    Lower        (b) 250.0 b.p.

Less than or equal to 2.25 to 1.0, BBB-/Baa3     (a) 150.0 b.p.    25.0 b.p.
but greater than 1.75 to 1.0                     (b) 225.0 b.p.

Less than or equal to 1.75 to 1.0, BBB/Baa2      (a) 125.0 b.p.    25.0 b.p.
but greater than 1.25 to 1.0                     (b) 200.0 b.p.

Less than or equal to 1.25 to 1.0  A-/A3, or     (a) 100.0 b.p.    20.0 b.p.
                                    better       (b) 175.0 b.p.

(a) - The Applicable LIBOR Margin for the Revolving Credit Facility.
(b) - The Applicable LIBOR Margin for the Term Facility.

    Borrowers' Senior Consolidated Funded Debt to Adjusted EBITDA ratio shall be computed on a trailing four quarter basis. The applicable LIBOR Margin or Commitment Fee Percentage shall be based on whichever of the Senior Consolidated Funded Debt to Adjusted EBITDA ratio or Qualified Investment Rating would produce the lowest LIBOR Margin or Commitment
Fee Percentage.

                            Exhibit C

                           Exhibit A-1

                            TERM NOTE


$_________________.00     Dallas, Texas          ___________, 1997


    FOR VALUE RECEIVED, AMRESCO, INC., a Delaware corporation, and the other parties executing this Note or hereafter added hereto as "Maker" (collectively "Makers"), hereby, jointly and severally, promise to pay to the order of _________________, a _______________("Lender") in care of Agent, at its banking house in the City of Dallas, Dallas County, Texas, or at such other address in Dallas County, Texas, given to Makers by Agent, the principal sum of ______________ and No/100 Dollars ($________________), or so much thereof as may be advanced and outstanding, together with interest, as hereinafter described.

    This Note has been executed and delivered pursuant to the terms of that certain Second Amended and Restated Loan Agreement (as the same may be modified, amended, supplemented, extended or restated from time to time, the "Loan Agreement") dated as of February 7, 1997, executed by and among Makers, Guarantors (as herein defined), Agent and the Lenders (which includes the payee of this Note) and is one of the notes defined therein as a "Term Note", the terms and provisions of the Loan Agreement related to this Note being incorporated herein by reference for all purposes.
Each capitalized term not expressly defined herein shall have the meaning given to such term under the Loan Agreement. The terms of the Loan
Agreement shall govern in the case of any inconsistency between such terms and the terms hereof.
    This Note is secured by the Collateral Assignment, the Pledge Agreements, the Security Agreement, the Mortgages, the other Security Documents and all the other Loan Documents, and all liens and security interests created or evidenced thereby. Any holder shall be entitled to all benefits and remedies and security set forth in the Loan Agreement and all the other Loan Documents.

 1.   Interest and Payment.

    (a) Maturity. The principal of this Note and all accrued but unpaid interest hereon shall be due and payable in full on the Term Facility Termination Date.

    (b) Accrual of Interest. Subject to Paragraph 1(f) below, interest on this Note shall accrue at a rate per annum equal to the lesser of
(i) at Makers' option, the Variable Rate or the Adjusted LIBOR Rate, subject, however, to the provisions of the Loan Agreement, or (ii) the Maximum Lawful Rate; provided, however, that as to any portion of the outstanding principal balance hereof that is not subject to an effective election of or conversion to the Adjusted LIBOR Rate in accordance with the terms of the Loan Agreement, interest on such portion of this Note shall accrue interest at the lesser of (i) the Variable Rate or (ii) the Maximum Lawful Rate. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate which this Note bears, subject to the provisions hereof limiting interest to the Maximum Lawful Rate. Without notice to any Maker or any other Person, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and the Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Note and the Loan Agreement.

   (c) Agreements Concerning Pricing Election. Reference should be made to the provisions of Section 3.5 of the Loan Agreement concerning the terms, manner and agreements related to the interest rate elections available to Makers under this Note.

  (d) Principal and Interest Payments. Principal and interest hereon shall be due and payable as is provided in Article III of the Loan Agreement, which provides, in part, for (i) quarterly payments of interest on the first
(1st) day of each calendar quarter, commencing on July 1, 1997, and continuing on the first (1st) day of each January, April, July and October during the Credit Period, and (ii) an annual principal payment in an amount equal to $50,000.00, on April 15 of each year, commencing on April 15, 1998, and continuing on each April 15 thereafter during the Credit Period.

  (e) Costs Due to Regulatory Changes. Makers shall indemnify Lender against and reimburse Lender for increased costs to Lender, as a result of any Regulatory Change, in the maintaining of any LIBOR Rate Portion. All payments made pursuant to this paragraph shall be made free and clear, without reduction for, or account of, any present or future taxes or other levies of any nature, excluding net income and franchise taxes.

  (f) Default Rate. After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of the Required Lenders, bear interest at the Default Rate. Any past due principal, and to the extent permitted by law, past due interest on this Note shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligations or the foreclosure of any of the Lenders' Liens, unless otherwise provided by law.

 (g) Maximum Lawful Rate Adjustments. If at any time the Applicable Rate shall be limited to the Maximum Lawful Rate, any subsequent reductions in the Applicable Rate shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Applicable Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Term Facility, the total amount of interest paid or accrued on the Term Facility is less than the amount of interest which would have accrued if the Applicable Rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Makers shall pay to Agent, for the ratable benefit of the Lenders, an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Applicable Rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Term Facility.

    2. Default. The occurrence of a Default or an Event of Default, under and as defined in the Loan Agreement, shall constitute, respectively, a Default or an Event of Default under this Note.

    3.   Remedies.

      (a) All Remedies Available. Upon the occurrence of an Event of Default, the holder hereof, acting by and through Agent in accordance with the terms of Articles IX and X of the Loan Agreement, shall have the right to declare the entire unpaid principal balance of, and all accrued unpaid interest on, this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any and all liens and security interests securing payment hereof, to offset against this Note any sum or sums owed by it to Maker, and to exercise any of its other rights, powers and remedies under this Note, under the Loan Agreement or any other
Loan Document, or at law or in equity.

    (b) No Waiver. Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any Default or Event of Default shall be construed as a waiver of such Default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at any time. No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time. All rights and remedies provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not
(i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or
(ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

   4.   Usury Savings Provisions.

     (a) General Limitation. Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate.

    (b) Intent of Parties. It is expressly stipulated and agreed to be the intent of Makers and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Makers, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Makers and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Makers), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "applicable law" as used herein shall mean the laws of the State of Texas, or DIDMCA or any other applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law.
The provisions of this paragraph shall control all agreements between Makers and Lender.

    5.   General Provisions.

    (a) Business Days. Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.

    (b) Manner of Payment. The manner in which payments are to be made on this Note shall be governed by the provisions hereof and the Loan Agreement, including, without limitation, Article III of the Loan Agreement.

   (c)  Prepayments.  Prepayments may be made, and as provided in Section
3.6 of the Loan Agreement are required to be made, on this Note subject to and in accordance with Section 3.6 of the Loan Agreement.

   (d) Application of Payments. All payments made on this Note shall be applied in accordance with Sections 3.6, 3.9 and 9.10 of the Loan Agreement, as applicable. Nothing herein shall limit or impair any rights of any holder hereof to apply as provided in the Loan Documents any past due payments, any proceeds from the disposition of any collateral by foreclosure or other collections after default. Except to the extent specific provisions are set forth in this Note or another
Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Makers to the holder hereof in such order and manner as the Required Lenders shall deem appropriate, any instructions from Makers or anyone else to the contrary notwithstanding.

   (e) Costs of Collection. If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Maker sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Makers agree to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

   (f) Waivers and Acknowledgments. Each Maker and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Loan Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against any Maker or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them;
and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Dallas County, Texas, for the enforcement of any and all obligations under the Loan Documents.

  (g) Amendments in Writing. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

    (h) Purpose of Proceeds. The proceeds of this Note will be used solely for business purposes and not for personal, family, household or agricultural purposes.

    (i) Notices. Any notice required or which any party desires to give under this Note shall be given and effective as provided in Section
11.2 of the Loan Agreement.

    (j) Assignments/Participations. Makers acknowledge and agree that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Term Facility or transfer to any Person a participation interest in the Term Facility, subject to and in accordance with the terms and conditions of the Loan Agreement, including
Section 11.10 thereof.

    (k) Successors and Assigns. All of the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Makers shall bind their successors and assigns and shall be for the benefit of Lender and any holder hereof, and their successors and assigns, whether so expressed or not, subject, however, to the provisions of
Section 11.10 of the Loan Agreement.

    (l) GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES RELATED
TO ANY PART OF THE COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 11.8 OF THE LOAN AGREEMENT OR OTHERWISE.

    (m) Time of the Essence. Time shall be of the essence in this Note with respect to all of Makers' obligations hereunder.

    (n)  INTEGRATION.  THIS NOTE AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.

                        MAKERS:

                        AMRESCO, INC., a Delaware corporation


                        By:_____________________________________
                             Thomas J. Andrus,
                             Treasurer

                         AFC EQUITIES, INC.
                         AMRESCO ATLANTA INDUSTRIAL, INC.
                         AMRESCO BUILDERS GROUP, INC.
                         AMRESCO CAPITAL CORPORATION
                         AMRESCO CAPITAL LIMITED, INC.
                         AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
                            MORTGAGE CAPITAL, INC.
                         AMRESCO FINANCIAL I, INC.
                         AMRESCO FINANCIAL I, L.P.
                         AMRESCO FUNDING CORPORATION
                         AMRESCO INSTITUTIONAL, INC.
                         AMRESCO INVESTMENTS, INC.
                         AMRESCO MANAGEMENT, INC.
                         AMRESCO NEW ENGLAND, L.P.
                         AMRESCO NEW ENGLAND II, L.P.
                         AMRESCO NEW ENGLAND, INC.
                         AMRESCO NEW ENGLAND II, INC.
                         AMRESCO NEW HAMPSHIRE, INC.
                         AMRESCO NEW HAMPSHIRE, L.P.
                         AMRESCO OVERSEAS, INC. f/k/a AMRESCO
                             SERVICES, INC.
                         AMRESCO PORTFOLIO INVESTMENTS, INC.
                         AMRESCO PRINCIPAL MANAGERS I, INC.
                         AMRESCO PRINCIPAL MANAGERS II, INC.
                         AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                         AMRESCO RESIDENTIAL CONDUIT, INC.
                         AMRESCO RESIDENTIAL CREDIT CORPORATION
                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                         AMRESCO RHODE ISLAND, INC.
                         AMRESCO VENTURES, INC. f/k/a AMRESCO
                             GENERAL PARTNERS, INC.
                         AMRESCO 1994-N2, INC.
                         ASSET MANAGEMENT RESOLUTION COMPANY
                         BEI 1992 - N1, INC.
                         BEI 1993 - N3, INC.
                         BEI 1994 - N1, INC.
                         BEI MULTI-POOL, INC.
                         BEI PORTFOLIO INVESTMENTS, INC.
                         BEI PORTFOLIO MANAGERS, INC.
                         BEI REAL ESTATE SERVICES, INC.
                         BEI SANJAC, INC.
                         CLC LEASING, INC.
                         COMMONWEALTH TRUST DEED SERVICES, INC.
                         COMMERCIAL LENDING CORPORATION
                         ENT MIDWEST, INC.
                         ENT NEW JERSEY, INC.
                         ENT SOUTHERN CALIFORNIA, INC.
                         EXPRESS FUNDING, INC.
                         GRANITE EQUITIES, INC.
                         HOLLIDAY FENOGLIO, INC.
                         LIFETIME HOMES, INC., f/k/a LIFETIME HOMES OF
                            NEW JERSEY, INC.
                         OAK CLIFF FINANCIAL, INC.
                         PRESTON HOLLOW ASSET HOLDINGS, INC.
                         QUALITY FUNDING, INC.
                         QUALITY TRUSTEE SERVICES, INC.
                         SAVE-MORE INSURANCE SERVICES, INC.
                         WHITEROCK INVESTMENTS, INC.

                         By: AMRESCO, INC., a Delaware corporation, as
                             attorney-in-fact


                             By:
                                  Thomas J. Andrus, as
                                  Treasurer


The undersigned (each a "Guarantor") hereby agree that (a) each is jointly and severally liable for the payment in full of the indebtedness evidenced by this Term Note, (b) each shall take any and all actions necessary to insure Lender is paid such amount in full, (c) each shall increase the amount payable to such Lender to an amount which, after deduction from such increased amount of the taxes required to be held or deducted therefrom solely as a result of the payment by Guarantor of such amount, will yield to the Lender the amount stated to be payable with respect thereto, and (d) any and all amounts paid pursuant to this guaranty shall be paid in U.S. Dollars without consideration to any currency exchange rate.



                        AMRESCO CANADA, INC.
                        AMRESCO EQUITIES CANADA INC.
                        AMRESCO JERSEY VENTURES LIMITED
                        AMRESCO RETAIL VENTURES II LIMITED
                        AMRESCO SERVICES CANADA INC.
                        AMRESCO UK HOLDINGS LIMITED
                        AMRESCO UK LIMITED
                        AMRESCO UK VENTURES LIMITED
                        OLD MIDLAND HOUSE LIMITED



                        By: AMRESCO, INC., a Delaware corporation, as attorney-in-fact


                        By:
                             Thomas J. Andrus, as
                             Treasurer